UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2017

FIRST ASIA HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

Canada	000-30801	N/A
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

16-8699 Williams Road, Richmond, Canada, V7A 1G7
(Address of principal executive offices)

Registrant’s Telephone Number, including area code: 852-21519512

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 - OTHER EVENTS

Change of address

The address of the Company has been changed to 16-8699 Williams Road, Richmond, Canada, V7A 1G7 with effect from November 1, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST ASIA HOLDINGS LIMITED

Date: November 10, 2017	By:	/s/ Luk Lai Ching Kimmy
Ms Luk Lai Ching Kimmy
Chairman and Director

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